UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2024

United Parks & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive
Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 407 226-5011

SeaWorld Entertainment, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRKS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2024, SeaWorld Entertainment, Inc. changed its corporate name to United Parks & Resorts Inc. (the “Company”), pursuant to a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Delaware Secretary of State (the “Name Change”). Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change, and the Name Change does not affect the rights of the Company’s stockholders. As part of the Name Change, the Company’s ticker symbol on the New York Stock Exchange changed from “SEAS” to “PRKS” beginning on February 13, 2024.

The only change to the Company’s Amended and Restated Certificate of Incorporation was to change the Company’s corporate name from SeaWorld Entertainment, Inc. to United Parks & Resorts Inc. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, on February 12, 2024, the Company amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”) to reflect the Name Change. Additional amendments made to the Bylaws provide, among other things, that:

•
a stockholder seeking to utilize Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), must represent that it will follow the rule;
•
a stockholder seeking to utilize Rule 14a-19 must provide evidence that it has met the requirements of Rule 14a-19;
•
if a stockholder does not comply with Rule 14a-19, the Company will disregard proxies and votes for such stockholder’s nominees;
•
a stockholder that provides notice of a nomination must notify the Secretary of the Company if there is any change in such stockholder’s intent to deliver a proxy statement to the required amount of holders of shares required under Rule 14a-19; and
•
any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which is reserved for the exclusive use by the Company’s Board of Directors.

The Bylaws also include certain other technical, clarifying and conforming changes.

The foregoing summary of amendments to the Bylaws is qualified in its entirety by reference to the Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of United Parks & Resorts Inc.
3.2	Amended and Restated Bylaws of United Parks & Resorts Inc.
104	Cover page interactive data filed (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARKS & RESORTS INC.

Date:	February 13, 2024	By:	/s/ G. Anthony (Tony) Taylor
		Name: Title:	G. Anthony (Tony) Taylor Chief Legal Officer, General Counsel and Corporate Secretary